UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2018

Black Stone Minerals, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37362	47-1846692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 2020

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 445-3200

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Black Stone Minerals, L.P., a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety (i) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 (File No. 333-211426), filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2016, and the Prospectus contained therein, (ii) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 (File No. 333-215857), filed with the SEC on February 2, 2017, and the Prospectus contained therein, and (iii) the section under the heading “Material U.S. Federal Income Tax Considerations” that appears in the Partnership’s Prospectus Supplement (File No. 333-215857), dated May 26, 2017, in each case, to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s units and (b) provide the legal opinion of Vinson & Elkins L.L.P. relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

99.1	Update to (i) Material U.S. Federal Income Tax Consequences Stated in the Partnership’s Registration Statement on Form S-3 (File No. 333-211426), filed May 18, 2016, and the Prospectus contained therein, (ii) Material U.S. Federal Income Tax Consequences Stated in the Partnership’s Registration Statement on Form S-3 (File No. 333-215857), filed February 2, 2017, and the Prospectus contained therein, and (iii) Material U.S. Federal Income Tax Considerations Stated in the Partnership’s Prospectus Supplement (File No. 333-215857), dated May 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C.,
its general partner

Date: February 26, 2018	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

3